March 6, 2007

These presentations contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase's results to differ materially from those described in the forward-looking statements can be found in the 2006 Annual Report on Form 10-K for the year ended December 31, 2006 (2006 Annual Report) of JPMorgan Chase filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's Internet site (http://www.sec.gov). The 2003 and 2004 financial information provided in this presentation is presented on a proforma combined basis, which includes purchase accounting adjustments made in connection with the merger of JPMorgan Chase and Bank One. The 2003 and 2004 proforma combined historical results represent how the financial information of JPMorgan Chase and Bank One may have appeared on a combined basis had the two companies been merged as of January 1, 2003. Additional information, including a reconciliation from proforma results to GAAP, can be found on the Form 8-K/As furnished to the Securities and Exchange Commission on April 20, 2005 and July 20, 2005. The selected financial information provided in this presentation for periods prior to 2003 is presented on a combined basis and represents only the summation of historical results reported by JPMorgan Chase and Bank One, without any purchase accounting adjustments. Disclaimer

2007 Investor Day Agenda Opening Remarks 9:00 a.m. Investment Bank - Steve Black & Bill Winters 9:15 a.m. Asset Management - Jes Staley 10:00 a.m. Break 10:30 a.m. Card Services - Rich Srednicki 10:45 a.m. Lunch 12:00 p.m. Treasury & Securities Services - Heidi Miller 1:00 p.m. Commercial Banking - Todd Maclin 1:30 p.m. Break 2:00 p.m. Retail Financial Services - Charlie Scharf 2:15 p.m. Corporate - Mike Cavanagh & Frank Bisignano 3:00 p.m. Closing Remarks and Q&A - Jamie Dimon 3:30 p.m.

Steve Black and Bill Winters, co-CEOs I N V E S T M E N T B A N K M A R C H 6 , 2 0 0 7

Review of 2006 performance Performance target Areas of focus Accelerate revenue growth Build and retain talent Enhance management discipline Key takeaways Agenda

2006 Performance Financial results ($mm) 2006 Highlights Record revenue Record IB fees Record debt and equity underwriting Highest advisory fees since 2000 Record Fixed Income and Equity Markets Credit cost versus prior year benefit; continued stable credit quality Good expense management, with noncompensation expense relatively flat to 2005 Net Income flat despite $1 billion increase in credit costs 1 Ratios exclude effect of SFAS 123R 2 IB Trading and Credit Portfolio VAR

IB Fees Line 2 Line 3 Line 4 Line 5 Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 2002 2.908 2003 3.27 110 135 160 2004 3.671 45 70 95 2005 4.096 125 150 175 2006 5.537 2007 5420 2006 was a break-out year in revenue growth Total Mkts IB FI Mkts Eq Mkts CP Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 2002 11.569 2908 5654 1029 1978 2003 14.253 3270 7770 1527 1686 2004 13.506 3671 6790 1566 1479 2005 14.613 4096 7277 1799 1441 2006 18.277 5537 8368 3265 1107 2007 19.493 5420 9579 3660 834 IB fees ($B) Total markets1 ($B) Total revenue ($B) Total Mkts IB FI Mkts Eq Mkts CP Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 2002 6.683 2908 5654 1029 1978 2003 9.297 3270 7770 1527 1686 2004 8.356 3671 6790 1566 1479 2005 9.076 4096 7277 1799 1441 2006 11.633 5537 8368 3265 1107 2007 13.239 5420 9579 3660 834 Note: 2002 data presented on a combined basis for JPM and Bank One; 2003 - 2004 data presented on a pro forma basis 1 Includes Fixed Income and Equity Markets revenue CAGR 12% 25% CAGR 17% 35% CAGR 15% 28%

M&A Equity Bonds Loans Total Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 JPM 263 176 248 462 1149 40 C 230 191 263 329 1013 60 GS 255 163 124 102 644 80 CS 197 148 153 144 642 90 DB 130 147 234 127 638 UBS 224 195 147 57 623 MER 199 193 132 55 579 MS 213 157 133 51 554 BAC 59 65 104 319 547 LEH 129 97 106 71 403 1,149 1,013 Loans Bonds Equity M&A # deals-2006 #1 in "Target deals" including and excluding loans #1 in M&A "Target deals" #1 in Loan "Target deals" "Target deals" defined as: M&A transactions ^ $250mm Equity transactions ^ $100mm Investment Grade Corporate Bonds ^ $500mm High Yield Corporate Bonds ^ $250mm Syndication Loans: Leveraged ^ $250mm and Investment Grade ^ $1B #1 globally in our targeted transactions % Share 19% 17% 11% 11% 11% 10% 10% 9% 9% 7% Source: Dealogic JPM Bonds, Equity and M&A Fees ($B) $5.5 $5.3 $5.6 $4.4 $3.7 $4.4 $4.1 $4.3 $2.5 $2.5 $3.2

2006 Fixed Income Markets revenue ($B) We maintain focus on growing our Fixed Income and Equity Markets franchises 2006 Equity Markets revenue ($B) Bar 1 Bar 3 Bar 4 Bar 5 Bar 6 Bar 7 Bar 8 Bar 9 Bar 10 Bar 11 Bar 12 Bar 13 Bar 14 Bar 15 Bar 16 Goldman Sachs 8.5 UBS 7.6 Merrill Lynch 6.7 Morgan Stanley 6.3 Deutsche Bank 5.3 Credit Suisse 4.8 Citigroup 3.9 Lehman 3.6 JPMorgan 3.3 Bank of America 1.5 YoY growth 50% 54% 27% 81% 44% 32% 6% 36% 23% 35% Bar 1 Bar 3 Bar 4 Bar 5 Bar 6 Bar 7 Bar 8 Bar 9 Bar 10 Bar 11 Bar 12 Bar 13 Bar 14 Bar 15 Bar 16 Goldman Sachs 14.262 Deutsche Bank 11.7 Citigroup 11 Morgan Stanley 9.6 Lehman 8.4 JPMorgan 8.4 Merrill Lynch 8.1 Credit Suisse 7.8 UBS 7.3 Bank of America 4.3 14% 41% 15% 15% 31% 21% 14% 23% 37% YoY growth 60%

Agenda Review of 2006 performance Performance target Areas of focus Accelerate revenue growth Build and retain talent Enhance management discipline Key takeaways

Performance target 20% ROE through the cycle Strive to achieve by end of 2007 2007 Outlook Performance target and 2007 outlook Strong IB fee pipeline entering 2007 Credit costs trend to more normal levels Modest increase in expense (ex. incentive compensation) reflecting continued investments in growth areas

Agenda Review of 2006 performance Performance target Areas of focus Accelerate revenue growth Maintain momentum in IB fees Capture synergies of universal bank model Fill product gaps Invest in growth initiatives Build and retain talent Enhance management discipline Risk productivity and ROI Credit risk Capital re-allocation Business efficiency and expense management Key takeaways

Keys to our success: transformational deals Source: Dealogic

1st Qtr Non-client wallet 0.42 Client wallet - Non-JPM fees 0.51 JPM IB fees 0.07 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 1st Qtr Existing clients 0.74 New clients 0.26 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Total = $79B Total = $5.5B Powerful client franchise with significant upside Source: Dealogic, 3/1/07; Data for FY 2006 Non-client wallet opportunity = $33B

Asset Mgmt Commercial Bank T&SS Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2005 170 550 380 50 2006 310 720 440 60 2007B 405 750 500 70 Continuing to capture synergies of the universal bank model $1.1 $1.5 Gross revenue with IB ($B) +34% T&SS: FX revenue from TSS cross-sell up 17% from 2005 CB: Gross IB revenue from CB clients up 30% from 2005 AM: Fivefold increase in AUM from IB/Mid-Corp referrals Examples of 2006 progress T&SS CB AM

Key growth initiatives

	Progress	Next steps	Incremental earnings impact[1]
Energy	■ America build-out largely complete ■ 2006 client revenues 80% above 2005 level ■ Expanded our product capabilities ■ Trading in Physical Gas & Storage, Financial & Physical Power, Coal, Financial Oil, Emissions Credits, Dry Freight	■ Complete European build-out; focus on Asia ■ Estimated wallet of $11B by 2010 - targeting a 8% market share	$100-$160mm
Securitized Products	■ Strong performance with increased market share: -Global ABS[2]: #10 to #6 -Global ABS conduits[3]: #2 -Fannie Mae CMO[4]: #1 -CMBS[5]: #2 U.S., #4 Global ■ Securitization of Chase Home Lending non-conforming production for sale at 95% (up from 80% in 2005)	■ Continue to expand our securitization capabilities across the globe, including in principal finance	$100-$160mm

[1] Potential incremental impact to 2006 earnings post build-out, which may be beyond 2007; results will be dependent on market conditions
[2] Source: Thomson Financial
[3] Moody's Asset-Backed Commercial Paper program index, Six-months ended June 30, 2006
[4] Source: FNMA
[5] Source: Commercial Mortgage Alert

2007 JPMORGAN CHASE INVESTOR DAY
JPMorganChase
12

Key growth initiatives

	Progress	Next steps	Incremental earnings impact[1]
Asia	■ Asia ex. Japan JPMIB fees CAGR of 30%+ from 2004-2006 ■ Threefold increase in China revenue with strong traction in ECM since 2004 ■ 50%+ revenue growth in India since 2004	Next steps for Emerging Markets below, plus: ■ Continue to address expected growth in China ECM wallet ■ Client opportunity in Korea from expected de-regulation ■ Middle market opportunity in India ■ Market share growth opportunity in Japan	\$50-\$250mm
Emerging Markets	■ Strong 2006 local markets performance in EMEA (72% YoY growth) and Latin America (86% YoY growth) ■ Emerging Markets underwriting fees grew ~50% YoY	■ Develop strong local securities capabilities to complement existing strong cross-border franchise ■ Grow organically or through partnership/acquisition if opportunities exist ■ Leverage existing leadership positions in high growth markets (Eastern Europe, Russia, Brazil, Middle East)	\$50mm+

[1] Potential incremental impact to 2006 earnings post build-out, which may be beyond 2007; results will be dependent on market conditions

2007 JPMORGAN CHASE INVESTOR DAY
JPMorganChase
13

Completed principal investment in UK pension insurance company to transfer pension plans from corporates Obtained Advisory Opinion supporting our risk management model Initiated work on tools to more effectively manage longevity risks Pension Advisory and Risk Management Complete initial transactions in UK Implement pension risk management framework Build-out of proprietary risk management analytics and securitized & traded pensions liability market Continue development of mortality indices and longevity risks products Key growth initiatives $50-$100mm Progress Next steps Incremental earnings impact1 1 Potential incremental impact to 2006 earnings post build-out, which may be beyond 2007; results will be dependent on market conditions 1 Incremental earnings impact at target state, post-build-out, which may be beyond 2007 Retail Structured Products 2007 investments in: Additional marketing hires Tech & Ops to build client services and cross-product STP infrastructure Expanding issuance vehicles capabilities Marketing & branding Achieved 30%+ revenue growth in 2006 Aggressive build-up of the team - added over 20 marketers in 2006 Strategic alliance with Fidelity Brokerage Co to provide JPMorgan Equity & Fixed Income products $50-$100mm

Conducted strategic analysis of client segmentation, clients per banker, existing client growth and new client opportunities Detailed account planning complete IB Coverage Expansion Key growth initiatives Progress Next steps $25-$50mm Incremental earnings impact1 Complete investment hires Track calling activity to continually ensure that resources are aligned with revenue opportunities 1 Potential incremental impact to 2006 earnings post build-out, which may be beyond 2007; results will be dependent on market conditions

Critical hires in growth areas Top talent management Retention Entry-level talent pipeline Manager training & accountability Diversity North America acceptance rate at 86% in 2006 Great progress on people agenda Top 10 in "50 Best Places to Launch a Career" "Top 10 Internships" Strengthen JPMorgan's brand

Core fixed income businesses 6253 Equity markets 2873 Fixed income growth initiatives 2151 Securitized Products 738 Emerging Markets 972 Commodities 441 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 North America 8380 EMEA 7316 Asia 1732 Latin America 849 North America 7944 EMEA 4405 Asia 1141 Latin America 765 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 A more diverse revenue stream across regions and asset classes Core fixed income businesses 6694 Equity markets 1414 Fixed income growth initiatives 1302 Securitized Products 618 Emerging Markets 564 Commodities 120 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Total IB revenue Markets revenue2 1 2003 results presented on a pro forma basis 2 Fixed Income and Equity Markets revenue 3 Fixed Income growth initiatives include Energy, Securitized Products and Emerging Markets 2003 Total IB revenue = $14.3B 2006 Total IB revenue = $18.3B 2003 Markets revenue = $9.3B 2006 Markets revenue = $11.6B 3 3 1 1

Reduced trading volatility and enhanced returns Volatility index VAR ($mm) Return on VAR Avg. daily revenue ($mm) Stack 2 Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2003 100 69 115.64 16 2004 116 90 77.38 14 2005 105 88 83.52 23 2006 70 88 108.22 35 1 Average daily revenue of principal transactions 2 Daily revenue volatility indexed to 100 for 2003 3 2003 data reflects JPMorgan Chase only 2 1 Volatility index VAR 3 Principal transactions ($mm)

Total Loans Average HTM Loans Average HFS Loans Total IB Fees Mkt Share Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2000 112 0.119 2001 96 0.122 2002 79 0.115 2003 0 53.519 4.2 0.128 2004 0 41.804 6.1 0.126 2005 0 44.554 12 0.124 2006 0 59 22 0.129 Strong credit quality of IB loan book -- 71% investment grade Prudence in a credit bull market resulted in lower NII Recent loan growth driven by capital markets activity and securitization business build-out Largest industry concentration (Banks & Finance companies) was 10% in 2006, down from 17% in 2003 Average loans and IB fee market share ($B) 1 Loan balances for 2000-2002 are presented on a combined basis for JPM IB loans and Bank One Corporate Banking loans ex. Commercial Real Estate loans; loan balances for 2003-2004 are presented on a pro forma basis 2 Market share calculated based on total IB fees reported by the following peers : C, GS, MS, DB, UBS, CS, LEH, MER, and BAC; C and UBS fees are firm-wide 3 IB NII excluding trading-related NII 1 2 $1.5 $1.4 $1.7 $2.4 $2.6 $2.9 $2.9 NII3 Loans down 28% since 2000 with growing fee share $285 $230 $229 $227 $261 $274 $295 Lending & Commitments1

Reduce support to front office ratios Migrate support functions to lower cost locations Automate and streamline business processes Consolidate servers and applications Optimize usage of market data services and travel & entertainment Efficiency/expense management initiatives $160-$270mm Funding investments with continued productivity savings Progress Next steps Incremental earnings impact1 1 Potential incremental impact to 2006 earnings; results may be achieved beyond 2007

Review of 2006 performance Performance target Areas of focus Accelerate revenue growth Build and retain talent Enhance management discipline Key takeaways Agenda

Key takeaways Upside from growth initiatives Strong organic revenue growth across businesses Expense control while investing for growth Disciplined approach to credit and risk Attract and retain world-class talent

Jes Staley, CEO A S S E T M A N A G E M E N T M A R C H 6 , 2 0 0 7

2006 Performance Financial results ($mm) Record performance with 20% revenue growth and 20% pre-tax earnings growth Continued strong investment performance Assets under management reached $1 trillion with a total of $1.3 trillion in assets under supervision Record level of net assets under management inflows of $89 billion Grew alternative assets under management, including hedge funds, real estate, private equity and currency, by 35% to $100 billion 2006 Highlights

Inst'l PB PCS Retail Stack 5 Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2003 1 1.5 0.9 0.87 4275 2004 1.1 1.6 1 1.17 4901 2005 1.4 1.7 1.036 1.6 5644 2006 1.972 1.907 1.023 1.885 6787 Revenue growth and product profile Client segment revenue ($B) Product segment revenue ($B) Asset management Banking Brokerage Retail Stack 5 Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2003 2.892 1.02 0.363 872 4.275 2004 3.377 1.078 0.447 1170 4.901 2005 4.112 1.2 0.417 1544 5.644 2006 5.4 1.1 0.315 40 90 AUM by product ($B) Liquidity Fixed income Equity and balanced Alternative Stack 5 Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 12/5/2003 228 181 287 48 4.275 12/5/2004 232 171 326 62 4.901 12/5/2005 238 165 370 74 5.644 12/1/2006 311 175 427 100 90 CAGR 18% CAGR 18% CAGR 11% $791 $847 $1,013

Update on progress in 2006

- Investment performance
  - 83% of mutual fund AUM ranked in 1st or 2nd quartile over 1 year, 79% over 5 years
  - Portfolio manager turnover under 10% through 2006
- Growth
  - AUM flows of $89B; strong flows into alternatives and retail mutual funds
  - Launched over 60 new funds globally, including SmartRetirement, Highbridge Statistical Market Neutral and India Real Estate
  - Private Bank client advisor growth of 11%
  - Reached $100 billion in 401(k) assets and successfully piloted retail rollover program; slower than expected growth in number of 401(k) participants
- Management discipline and efficiency
  - Completed two phases of Trust platform convergence in U.S.
  - Implemented Global Transfer Agency platform in Luxembourg in 3Q06

2007 JPMORGAN CHASE INVESTOR DAY
JPMorganChase
4

Revenue Growth (absolute) - 2006 vs. 2004 Series 1 Size (Series 1) Series 2 Size (Series 2) Series 3 Size (Series 3) Series 4 Size (Series 4) Series 5 Size (Series 5) Series 6 Size (Series 6) Series 7 Size (Series 7) Series 8 Size (Series 8) 0.38 0.33 2237 JPM 0.11 0.15 1227 MS 0.19 0.21 2147 C 0.29 0.31 1223 AB 0.36 0.36 5731 UBS 0.32 0.36 1089 NTRS 0.47 0.45 858 TROW Bubble Size = 2006 pretax income Key: AB - AllianceBernstein; C - Citigroup Private Bank and Smith Barney; MS - Morgan Stanley Investment Management and Individual Investor Group; NTRS - Northern Trust; UBS - UBS Asset Management, Wealth Management and Wealth Management USA;TROW - T. Rowe Price Adjustments: 1. AB 2005 and 2006 results adjusted by $19.5mm and $16.4mm respectively, for gains on sale of Cash Management Services business 2. Citi results exclude Japan business; 2005 earnings exclude $122mm relating to the Japan business 3. MS 2005 results exclude a reduction of $241mm from the allocation of an insurance settlement related to the events of September 11th and a $29mm charge for a lease adjustment Competitive positioning 1 Absolute revenue growth

Performance targets Performance targets Strategic goals Pretax margin of 35% while investing for growth Achieve in 2007 LOB goal of 20% earnings growth through the cycle Sustain superior investment performance Continue to expand third-party distribution Stay in front of shift to alternative assets and absolute return investing Grow 401(k) and IRA rollover retail channels Extend PB and PCS footprint, gain efficiencies and expand PCS investment offering

Investment performance Maintain investment performance above targets 65% of mutual fund AUM in 1st and 2nd quartiles over 1, 3 and 5 years 60% of selected AUM beating benchmarks over 1, 3 and 5 years 55% of mutual fund AUM rated 4 or 5 stars Portfolio manager retention Maintain portfolio manager turnover rate below 10%

Third-party distribution Third-party inflows were 11% in the U.S. and 24% internationally in 2006; expect faster growth in U.S. in 2007 U.S.: grew number of mutual fund advisor relationships by 30%, won preferred placement within 24 distributor programs across multiple channels in 2006; focus on further growth in 2007 Europe: Ranked 2nd in net sales of long term funds, with 2006 net sales of $19.7B; targeting a shift towards intermediated channels in 2007 Asia: in 2007 plan to launch 2-3 new funds in China; obtain license and build out sales force in India; obtain license, develop funds and establish distribution capabilities in Korea

Alternative assets/absolute return investing Alternatives have been growing at a CAGR of 28% since 2003, with flows of $14B in 2006; targeting double-digit growth in 2007 Continued to experience strong flows into Highbridge funds ($6B during 2006) with 97% growth in assets under management in the year Raised over $350mm for India Real Estate Fund in 2006; building out Real Estate Infrastructure, China and Renaissance funds in 2007

401(k) and IRA rollover Grew participants by 5% in 2006 to 1.4 million; targeting double-digit participant growth in 2007 AUM growth of 29% in 2006; targeting similar growth in 2007 Complete integration of CCA Strategies, an employee benefits and compensation consulting firm that will extend our retirement services capabilities Strengthen connection to RFS and PCS to increase client rollover opportunities

PB and PCS Grew PB and PCS AUM by 10% in 2006; targeting double-digit growth in 2007 Grow number of client advisors in PB and PCS by 5 - 10% Continue to extend PB investments practice to PCS Expand PCS geographic footprint - established new offices in Atlanta, St. Louis and Princeton in 2006 Generate asset and revenue growth in the Trust business

Conclusion Continue to deliver strong investment performance Leverage product offerings across more internal and external distribution channels Market conditions will impact performance 2007 Outlook Revenue up from 2006 benefiting from net asset inflows and continued growth in deposits and loans Expense up from 2006 reflecting continued investments and business growth Credit costs trend to more normal levels

Rich Srednicki, CEO M A R C H 6 , 2 0 0 7 C A R D S E R V I C E S

Agenda 2006 Performance Business model New account acquisitions Existing customers Performance target and 2007 outlook Business strategy

YOUR CHOICE. YOUR CHASE. Paint.Picture

Agenda 2006 Performance Business model New account acquisitions Existing customers Performance target and 2007 outlook Business strategy

2006 Results Financial results1 ($mm) 2006 Highlights Significant progress made in 2006 Record earnings Record net income of $3.2B up 68% YoY Historically low credit costs (down 37% YoY) due to significantly lower bankruptcy filings and lower delinquencies ROO (Pretax) of 3.59% ROE of 23% Record organic new accounts of 15.9mm vs. 11.4mm in 2005 Charge volume increase of 12% YoY Strong outstandings growth of 7% YoY Continued to build private label portfolio with the addition of Kohl's, BP, Pier 1 Imports and Toys "R" Us; strong performance at Sears Canada and Circuit City Continued marketing investment New advertising New products Incremental acquisitions 1 2005 results have been adjusted to reflect the deconsolidation of Paymentech 2 Includes approximately 30mm accounts in 2006 and approximately 10mm accounts in 2005 related to acquisitions

What we said last year at Investor Day Continue to grow high ROE and high ROO businesses Continue to improve new account acquisition profitability Continued investment in growth initiatives Retail branch cross-sell Service-to-sales/card activation program Judgmental lending Build brand awareness through advertising and innovation Business card expansion Continued focus on expense effectiveness Complete merchant business integration and improve sales/profits Strategic acquisitions/partnerships Circuit City (2004), Sears Canada (2005), BP private label (2006)

2006 Pretax earnings and growth 2003 - 2006 Pretax earnings CAGR & 2006 ROO '03 - '06 Pretax earnings CAGR Invisible Invisible 2006 ROO (pretax) Bar 7 Bar 8 Bar 9 Bar 10 Bar 11 Bar 12 Bar 13 Bar 14 Bar 15 Bar 16 Chase 0.322 0.0359 Citi 0.101 0.0428 Amex 0.191 0.0498 Cap. One 0.156 0.0567 Discover 0.132 0.0329 Earnings ($mm) Invisible Invisible Invisible '05-'06 Earnings growth (%) Bar 3 Bar 4 Bar 5 Bar 6 Bar 7 Bar 8 Bar 9 Bar 10 Bar 11 Bar 12 Bar 13 Bar 14 Bar 15 Bar 16 Chase 5062 0.68 Citi 5953 0.4 Amex 3305 0.29 Cap. One 2805 0.13 Discover 1587 0.72 Compounded annual growth rate (CAGR) from 2003 to 2006 is the most improved among peers, but ROO is still below top competitors Source: Company Reports; SEC filings Notes: Citi U.S. Card segment; includes Canada and Puerto Rico but excludes Mexico Capital One U.S. Card segment; excludes international credit card and small business Discover data includes international loans American Express U.S. Card Services segment; includes U.S. consumer & small business lending and charge card portfolios, pre-paid and travelers cheques and travel services division Bank of America Card Services segment data is not comparable Improvement in returns and earnings growth

Market share 1 Sources: Visa & MasterCard industry data; Amex and Discover company reports 2 Source: Federal Reserve, U.S. revolving credit data We continue to grow share of outstandings and sales and run the business as a growth business Sales market share O/S market share Line 3 Line 4 Line 5 Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 2003 0.1579 0.162510418 2004 0.1605 0.164343814 2005 0.159 0.167409979 2006 0.1675 0.169661412 1 2

Credit quality Chase Citi American Express Capital One Bank of America Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 2003 0.0548 0.0691 2004 0.0528 0.0629 0.043 0.0505 0.0514 2005 0.0521 0.0593 0.0413 0.0501 0.0584 2006 0.0333 0.0416 0.0296 0.0335 0.0385 Net credit loss rate Chase 30+ Citi 90+ American Express 30+ Capital One 30+ Bank of America 30+ Chase 90+ Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 2003 0.0421 0.048 0.0199 2004 0.037 0.018 0.025 0.0397 0.0455 0.0172 2005 0.0279 0.0175 0.023 0.0344 0.0398 0.0127 2006 0.0311 0.0162 0.026 0.0374 0.0547 0.015 Delinquencies Source: Earnings Releases; SEC filings Notes: Bank of America U.S. Consumer and Small Business segment Citi U.S. Card segment; includes Canada and Puerto Rico but excludes Mexico Capital One U.S. Card segment; excludes international credit card and small business Discover data includes international loans American Express U.S. consumer & small business lending portfolios

1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1/7/2007 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 Chase 0.1654 0.1648 0.1724 0.1827 0.2067 0.2044 0.2026 0.1978 0.2101 Citibank 0.1637 0.1869 0.2018 0.1983 0.213 0.2106 0.2119 0.203 0.2219 Bank of America 0.1723 0.1777 0.1752 0.1681 0.1819 0.1823 0.1775 0.1722 0.1855 Capital One 0.1754 0.169 0.1778 0.1786 0.1818 0.1768 0.1775 0.1717 0.1828 American Express 0.2514 0.2543 0.2524 0.2473 0.255 0.2476 0.2519 0.2474 0.2605 Discover 0.1893 0.1908 0.197 0.1928 0.2056 0.2029 0.2062 0.2005 0.2116 Payment rates Industry payment rates increased during 2006 due to economic full employment, implementation of higher minimum payments and higher mix of rewards customers January 2007 reflects normal seasonality 1Source: SEC filings Master trust data1

Credit card cross-sell No. of credit card accounts/branch/month1 1 Includes telephone banking 2 Revenue from product sales after satisfactory completion of an inbound customer service phone call BofA Chase Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2004 37.33333333 14.8 2005 19.81326977 22.8 2006 33 36.3 Service to sales revenue ($mm)2 # Products Revenue Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2004 1271.045 84026.4 2005 1898.061 140768.102 2006 2571.231 211294.532

Judgmental lending We continue to increase our use of judgmental lending and automate our learnings as appropriate The approval rate declined in 2006 as we automated the higher credit quality accounts 2003 2004 2005 2006 Judgmental Decisions 1.9 1.7 2.3 3.3 Judgmental Approvals 1 1 1.4 1.6 Approval Rate 0.54 0.58 0.59 0.48

2006 Outstandings1 Prime Non Prime East 0.9775 0.0225 Prime Non Prime East 0.9803 0.0197 New account acquisitions Credit quality has been maintained despite growth in new account acquisitions, which helps reduce volatility of earnings Significant growth in organic new account acquisitions 2003 2004 2005 2006 New Accounts 7924 9697 11362 15870 New accounts (000's) 1 Based on end of period outstandings; Prime and non prime designation at origination 2004 Outstandings1

Rewards Non rewards Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2003 41291 87401 40 2004 54609 80761 60 2005 63205 79060 80 2006 80573 72258 90 Rewards Rewards as a percentage of outstandings1 Cards with rewards increased from 32% of outstandings in 2003 to 53% in 2006 1 Based on end of period outstandings

Agenda 2006 Performance Business model New account acquisitions Existing customers Performance target and 2007 outlook Business strategy

How we run our business Long-term view High return, annuity business Target low double-digit earnings growth through the cycle Believe industry will grow 5-6% through the cycle, plus our marketing investments and efficiencies Given our scale and organic growth rate, low double-digit earnings growth is sustainable Our investments are modeled to achieve this

Marketing investments Investments are two types New account acquisitions For a given dollar investment, we seek to maximize "out-year" earnings (i.e. 3+ years) at minimum return hurdles (primarily return on outstandings and return on equity) We constantly and rigorously review investment returns Investments not constrained by net interest margin, revenue, outstandings or any single metric Existing customers Fee services, "spend and get" rewards, balance transfers and convenience checks Investments essentially uncapped because most are "in-year" pretax income positive

New account acquisition channel diversification Over the past few years we have moved away from a predominately direct mail source to multiple sources that utilize our partner and retail branch channels Mail Private Label Retail Branches Online Other Avg. cost per account Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2003 4400 310 1221 1993 110.68 40 2004 5469 561 373 1531 1763 113.61 60 2005 5777 1065 607 2112 1801 100.6 80 2006 5030 4545 982 2665 2648 92.49 90 New accounts1 Direct mail Other3 Private label clients2 Online Chase retail branches 1 Excludes portfolio acquisitions 2 Includes Sears Canada, Kohl's, Circuit City, Pier 1 Imports, BP private label and Toys "R" Us private label portfolios 3 Includes telemarketing, take-ones, events and media

For both groups (non-rewards and rewards), our returns are exceeding our internal hurdles which focus on return on outstandings Non-rewards accounts are cumulative pretax income negative until the introductory period expires and then produces stable earnings Rewards accounts have higher customer engagement creating a more stable balance and a steeper slope in cumulative earnings New account acquisitions - direct mail Vintages 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 Balance 0 1232 3040 3680 3770 3767 3698 3603 3524 3373 3158 2859 2530 2257 2077 1939 1828 1754 1688 1643 1628 1603 1554 1488 1449 1418 1400 1379 1357 1335 1312 1288 1264 1238 1212 1185 1157 Cumulative pretax income -59.64 -49.09 -47.71 -46.85 -46.13 -46.16 -46.73 -47.11 -49.85 -49.39 -48.56 -47.03 -42.48 -29.46 -17.17 -4.66 7.56 18.09 28.27 37.13 43.04 51.32 62.29 74.27 86.59 97.46 107.72 118.35 128.76 138.56 146.98 156.1 164.28 171.66 178.28 184.11 Vintages 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 Balance 0 187 841 1493 1755 1928 2090 2203 2240 2250 2324 2327 2269 2235 2222 2241 2239 2242 2260 2256 2232 2222 2280 2294 2199 2121 2109 2117 2142 2187 2242 2217 2172 2174 2183 2140 2097 Cumulative pretax income -174.39 -169.53 -162.17 -155.73 -147.93 -136.63 -123.21 -105.69 -87.49 -79.29 -63.34 -42.75 -25.19 -5.59 15.28 32.2 47.79 71.87 90.57 111.44 131.31 150.5 174.9 198.15 217.3 241.58 265.69 286.17 311.34 342.15 370.99 396.15 419.55 446.56 470.62 493.51 Balance Cumulative Pretax Income Non-rewards direct mail campaign Rewards direct mail campaign $0 $0 Balance Cumulative Pretax Income $0 $0

New account acquisitions - rewards vs. non-rewards Chase brands non-rewards Chase co-brand travel Spend per accUNT 1609 18372 Chase brands non-rewards Chase co-brand travel Spend per accUNT 1945 3464 Ending Balance per account Chase brands non-rewards Chase co-brand travel Spend per accUNT 0.0982 0.0267 Higher spend volumes on our co-brand travel portfolio translate into higher balances We allocate capital based on risk which results in lower capital allocation rate for our co-brand travel portfolio 2006 Spend per account1 2006 Balance per account1 2006 Capital per avg. O/S 1 Based on accounts on file

Existing customers Types of marketing investments to existing customers Balance transfers Fee services Spend-related activities to build loyalty and balances Unlike new account acquisitions, these expenditures tend to either generate immediate returns or are done to reduce attrition Maximize return on invested dollars Investments must breakeven in less than 1 year Returns from these programs are also reflected in our acquisition models

Vintages 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 % of peak 0.9893 0.8892 0.789 0.7096 0.6425 0.5836 0.5315 0.4855 0.4415 0.4013 0.3669 0.3331 0.3037 0.2789 0.2562 0.2361 0.2189 0.2046 0.1914 0.1773 0.1644 0.1516 0.1361 0.1203 ROO 0.059 0.0064 0.0115 0.0185 0.0275 0.035 0.0365 0.031 0.0275 0.024 0.0215 0.0205 0.019 0.0185 0.0175 0.0165 0.0185 0.0195 0.02 0.021 0.0225 0.025 0.026 0.0285 Similar to our non-rewards acquisition curves, balance transfers tend to attrite fairly quickly and are closely tied to the term of the low rate offer The majority of income is from fee income in the first month, and once the fee has been recognized the return on outstandings is under 3.5% These programs have average internal rate of returns of 20+% and are offered to less than 20% of our customers Existing customers Percent of peak balance 3.5% ROO Life of loan

Agenda 2006 Performance Business model New account acquisitions Existing customers Performance target and 2007 outlook Business strategy

Pretax return on outstandings (ROO) Chase has closed some of the ROO gap but still lags competitors The level and mix of marketing investment will have an impact on our ROO Chase ROE 12% 14% 16% 23% 2001 2002 2003 2004 2005 2006 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 Chase 0.0214 0.0251 0.0176 0.0203 0.0221 0.0359 Capital One 0.045 0.044 0.0432 0.0471 0.053 0.0567 Citi 0.033 0.038 0.0384 0.0395 0.0312 0.0428 Discover 0.0228 0.0236 0.0215 0.0258 0.0195 0.0329 American Express 0.034 0.052 0.0426 0.0391 0.044 0.0498 Legacy MBNA 0.0299 0.0279 0.0333 Legacy BofA 0.0339 0.0343 0.0456 Source: Company Reports; SEC filings Notes: Citi U.S. Card segment; includes Canada and Puerto Rico but excludes Mexico Capital One U.S. Card segment; excludes international credit card and small business Discover data includes international loans American Express U.S. Card Services segment; includes U.S. consumer & small business lending and charge card portfolios, pre-paid and travelers cheques and travel services division Bank of America Card Services segment data is not comparable

Performance target and 2007 outlook Performance target 2007 Outlook Expect growth in outstandings and spend Revenue expected to increase Net interest income up Noninterest revenue down due to higher partner payments and rewards expense Credit costs gradually begin to trend up but remain below through-the- cycle average, which is now expected to be 4.75% - 5.00% Decline in expense due to lower marketing spend 23% - 25% ROE Expect to maintain even as credit returns to through the cycle averages

Path to performance target As business matures, sufficient amounts of portfolio will be in year 3+ Level and mix of our marketing investment impacts target Level of spend for new account acquisitions Based on competitive market and economic conditions, we adjust our level of marketing investment Favorable market and economic conditions over the last several years have allowed us to increase our level of marketing investment vs our investment objectives Level of spend for existing customers (Balance transfer programs) Average internal rate of returns of 20+% Generate fees, balances, engagement Once fee is realized, low return on outstandings Balances have short average life Very low risk, very targeted (< 20% of customers) Risks to long-term hurdles Competitive landscape Credit loss normalization Legislative environment

Agenda 2006 Performance Business model New account acquisitions Existing customers Performance target and 2007 outlook Business strategy

Selected areas of focus for 2007 Grow Chase-branded business Expand our position in key growth segments of the market e.g., business card Continue to grow partner business - both co-brand and private label Maintain disciplined and efficient operating environment

Build the brand Increase customer engagement Leverage LOB partnerships Grow the Chase-branded business Increase brand awareness and relevance among key customer segments Continue to partner with Retail Financial Services Branch cross-sell to engage customers Home equity cross-sell to Card customers Increase share of wallet and build loyalty Right products (e.g., Freedom), new products slated for '07 Best customer treatment Service-to-sales cross-sell and customer engagement

Chase Freedom is a truly unique and differentiated rewards product that delivers 3 promises to the customer Grow Chase-branded business - Chase freedom launch Launched September 18 More than 700,000 accounts #1 product sold through Chase retail branches Fully integrated marketing campaign Attracts younger customers Strong early spend and activation numbers Brand awareness - total unaided Source: Chase Credit Card Tracker - Millward Brown Chase Amex Capital One Citi Line 5 Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 2003 0.18 0.62 0.23 0.27 2004 0.2 0.65 0.23 0.32 2005 0.31 0.66 0.28 0.33 2006 0.36 0.67 0.27 0.36 4Q06 0.41 Key program results The freedom to choose - between cash back or points The freedom to change - from cash back to points or points to cash back without losing any rewards The freedom to earn more - earn 3% in gas, grocery and quick service restaurant purchases and 1% on all other purchases

Consumer card Chase's focus and investment in the Small Business sector is a key driver of growth Only 4% of small business expenses on cards compared to 28% of consumer expenses Business card Business card market is growing at 3-5x the consumer card market New accounts End of period outstandings Sales Key drivers of growth in Small Business Focusing on customers - Building products designed to meet partner and customer needs Leveraging JPMC - Working closely across LOBs to deliver the best of Chase Investing - Dedicating capacity and investment dollars to focus on the targeted market Targeting sectors - Developing and launching sector specific strategies (e.g., contractor card) and partner business cards Expand in key growth segments - Small Business 5-7% 20-25% Projected market growth in credit card spend1 Chase Small Business card growth (2006 vs. 2005) 1Source: Internal estimates for growth over next 3-5 years

Sign/renew partners Increase customer engagement Deepen existing relationships Signed/renewed over 30 partnership deals in 2006 including: Product expansion to ensure right products for right customers, e.g. Continental: Platinum, Business Card, Presidential Plus Broaden redemption capabilities to leverage partner relationships: United Alternative Redemption: Statement credits for purchases of tickets on United.com, hotel and car rentals BP: Redeem for gift cards, charitable donations or cash Increase customer touch points through channel expansion, e.g. Instant credit/POS, Internet placement Further leveraging partner's distribution channels for all Chase products Expand partner relationships with other LOBs, e.g. Retail Bank, Student Lending, Treasury Services Grow partnership business - co-brand business

Grow partner business - private label clients Circuit City Sears Canada Kohl's BP Pier 1 Imports Acquisition timeline End of period outstandings ($mm) 2004 2005 2006 Small Business 697 396 799 PL 561.496 1064.198 4544.599 2004 2005 2006 Small Business 2287.057709 3182.13791 5041.634928 PL 2216.997 4817.638 8436.741 2004 2005 2006 Small Business 7.97 11.91 17.59 PL 2.044014 4.393847 15.493164 90% 327% 117% 115% 253% New accounts ($000's) Sales volume ($B) 75% 2004 2005 2006 Toys "R" Us

Leverage key capabilities to increase sales and drive loyalty for our retail partners Positions in both private label and co-brand enables us to bring a strong and distinctive set of capabilities to our retail partners: Instant credit and integrated product (co-brand and private label) underwriting National field sales model to support in-store sales and promotions Proprietary processing platform for scale and efficiency Paymentech and Chase loyalty solutions

Maintain disciplined and efficient operating environment Chase Card Services compares very favorably on expense efficiencies by creating a culture of operational excellence with highest service standards Source: Earnings Release and SEC filings Notes: Citi U.S. Card segment includes U.S., Canada and Puerto Rico but excludes Mexico Capital One data is for U.S. Card segment which excludes small business and international Discover data includes international loans Bank of America Card Services and Amex U.S. Card Services data is not comparable 2004 2005 2006 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 Chase 0.042285333 0.036652516 0.036042219 Citi 0.043259043 0.043970696 0.043670385 BofA 0.053048594 0.049714624 0.040873343 Amex* 0.092018464 0.092348973 0.096257875 Discover 0.048789752 0.053475597 0.056070695 Capital One 0.076042136 0.0716761 0.071182946 2004 2005 2006 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 Chase 0.363175788 0.325328648 0.344921078 Citi 0.306958415 0.330179338 0.348575368 BofA 0.401377747 0.37431671 0.314995171 Amex* 0.523038091 0.50940666 0.537977259 Discover 0.365244866 0.43324204 0.436531008 Capital One 0.444364024 0.413591758 0.441801385 Noninterest expense as % of avg. outstandings Overhead ratio

Our objective is market leadership Objective is to maintain strong growth and high returns for the business High quality customer franchise with strong presence in both the rewards and non-rewards segments of the market Best co-brand and partnership portfolio providing: A breadth of partners to meet a broad range of customer interests Opportunities to leverage partner channels to attract highly engaged customers Opportunity to create more synergy between the merchant acquiring and issuing businesses A culture of operational excellence with highest service standards and low costs Continuing to invest in building core capabilities and marketing to meet our long term growth goals

T R E A S U R Y & S E C U R I T I E S S E R V I C E S Heidi Miller, CEO M A R C H 6 , 2 0 0 7

Agenda 2006 Recap Goals and accomplishments Financials Peer comparables 2007 Priorities Financial targets How we get there

2006 Goals and accomplishments Substantial progress in 2006 toward 35% pretax margin Continue merger integration Grow international share Attain best-in-class client service across all products - people and systems Increase distribution partnership across the firm Increased margin by 400 bps Substantially completed merger Exceeded merger savings target Increased non-U.S. revenue to 44% from 35% in 2004 and 40% in 2005 Multi-language capabilities Online dashboard Improved client satisfaction Established global corporate bank Re-aligned to increase focus on Middle Market and Business Banking What we said What we did

2006 Performance Financial results ($mm) 2006 Highlights Double-digit revenue and net income growth Positive operating leverage, after investment Diversifying internationally

TSS - making steady progress Reported Pre-Tax Income Reported Revenue APAC AUC Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2004 0.4 4.2 0 4.7 2005 1.3 4.1 0 5.5 2006 1.7 4.3 0 6.1 Pretax income CAGR 106% Revenue Pretax income $ in billions

Electronic & Card Balance & Liquidity Paper Trade & Logistics Investment Banking Credit Card East 1130 972 431 258 30 16 TSS - complete and diversified product set Securities Company Clearance & Agency Services Sec. Lending Alternative Investments Investment Banking Credit Card East 0.62 0.26 0.09 0.03 30 16 2003 50 Slice 3 Slice 4 Slice 5 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 2006 WSS revenue contribution 2006 TS revenue contribution 2006 TS revenue - $2.8B 2006 WSS revenue - $3.3B

TSS - increasing international presence Americas 3079 EMEA 1250 APAC 415 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Americas 3443 EMEA 2068 APAC 598 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Total revenue - $4.7B Total revenue - $6.1B 2006 Revenue by region 2004 Revenue by region Headcount Americas EMEA APAC Total 15,080 4,019 1,368 20,467 Headcount Americas EMEA APAC Total 17,353 5,227 2,843 25,423

TSS - peer comparables: a tale of two businesses 1 Liability balances include deposits and deposits swept to on-balance sheet liabilities 2 Firmwide figures include TS revenue ($2.5B) and associated allocated expenses recorded in Commercial Banking, Regional Banking and Asset Management businesses 3 Excludes asset management, private wealth management and other Sources: Company reports and SEC filings 2006 Peer analysis

2006 Peer analysis WSS - most improved and top of the class 1 Liability balances include deposits and deposits swept to on-balance sheet liabilities 2 Excludes asset management, private wealth management and other Sources: Company reports and SEC filings

WSS - solid growth with positive operating leverage Revenue Expense Pretax income Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2005 2844 2209 592 2006 3317 2320 970 Financial results ($mm) +17% +64% WSS overhead ratio +5%

WSS – winning in the marketplace

Outsourcing

Threadneedle Asset Management	Europe	$200+ B AUA[1]
Old Mutual Asset Management	South Africa	
Henderson Global Investors	Europe	
Hicks Muse	U.S.	

Global Custody/ Fund Accounting/ Securities Lending

Nordea Asset Management	Europe	$800+ B AUC
TX Employee Retirement System	U.S.	
Superannuation Trust of Australia	Australia	
Freddie Mac	U.S.	
MFS Investment Management	U.S.	
ATT/SBC (pension fund)	U.S.	

ADR

Petrobras	Brazil	$200+ B Market Cap
Rosneft	Russia	
United Utilities	U.K.	

[1]Assets under administration

2007 JPMORGAN CHASE INVESTOR DAY
JPMorganChase
10

WSS - recognized leader in the industry Worldwide Securities Services awards and rankings #1 by assets under custody ($13.9T)1 European Custodian of the Year - ICFA European Custody and Fund Administration Awards, February 2007 Top Rated in EMEA, N. America and Overall - Global Custodian Tri-Party Survey, March 2006 Best FX Service Overall - Global Investor FX Client Survey, March 2006 #1 Overall Cash Provider, #1 for Rates/Price Competitiveness, #1 in Ability to deal in Size, #1 in Reporting Capabilities - ISF (International Securities Finance) Annual Repo/Securities Lending Survey, June 2006 #1 in "Clash of the Titans" - R & M Global Custody Survey, 2007 Best Investor Services - Waters Magazine, July 2006 Best Custody Specialist - The Asset's annual Triple A Transaction Banking Awards, 2007 Custodian of the Year - Funds Europe, November 2006 Securities Services Provider of the Year - The Banker, November 2006 #2 ADR bank in market cap under management - SEC 13-F filings, Jan 2006 1 As of 12/31/06

WSS - double digit growth in all products 2005-2006 WSS product revenue growth 17% YoY total revenue growth Securities Company Clearance & Agency Services Securities Lending Alternative Investments Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 East 0.13 0.13 0.32 0.38

WSS - #1 through organic growth Americas EMEA APAC Stack 5 Stack 6 Stack 7 Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2002 4.953 1.154 0.229 2003 5.672 1.558 0.367 2004 7.066 1.768 0.466 2005 8.143 1.949 0.57 2006 10.6 2.523 0.694 AUC growth by region 2002-20061 ($T) $6.3 $7.6 $9.3 $10.7 $13.9 CAGR 22% 12002 data presented on a combined basis for JPM and Bank One. 2003 - 2004 data presented on a proforma basis.

WSS - AUC mix drives revenue 2006 United States 10590000167080 Other G7 countries 1567031867827 Other nations 1697502365211 2006 U.S. - Equities 2.3 Foreign - Equities 2.1 U.S. - Govt Fixed Income 3 U.S. - Non-Govt Fixed Income 4.6 Foreign - Govt Fixed Income 0.4 Foreign - Non-Govt Fixed Income 0.6 U.S. - Other 0.6 Foreign - Other 0.2 Slice 14 Slice 15 Slice 16 2006 Assets by location 2006 AUC by asset type $13.9T $13.9T Equity Fixed Income Funds & Other Implications: Rate card differentials FX flows Implications: Securities Lending opportunities Size of lendable base

2004 2005 2006 EMEA 155 755 1060 U.S. 367 582 651 APAC 45 123 151 WSS - more than a custodian Number of NAVs by region 2004-2006 (mm) CAGR 78% 1.5 1.9 0.6 Fund Services rankings #1 provider for non-U.S. domiciled funds #2 provider globally #3 provider for U.S. mutual funds Source: 2006 Mutual Fund Service Guide

WSS - investments are starting to pay off 2003-2006 WSS hedge fund services, AUA1 ($B) 2003 2004 2005 2006 East 4.1 6.5 10 57 CAGR 140% Private Equity AUA1 -- -- -- $71B 1Assets under administration

WSS - all deals not created equal Traditional custody deals Highly scalable No on-boarding of client's employees Quick take-on (30-60 day ramp-up) Fund Administration / Accounting deals Requires more integration with client infrastructure Not as scalable as custody 90-120 days to transition accounts Outsourcing deals Typically large and complex transactions Deals done as "lift-outs" due to size and complexity Requires 6-8 months of technology build for initial integration and migration Usually requires on-boarding of client's employees 12-18 month ramp-up for complete integration and cost consolidation

2006 Peer analysis TS - good margins, single-digit revenue growth 1 Liability balances include deposits and deposits swept to on-balance sheet liabilities 2 Firmwide figures include TS revenue ($2.5B) and associated expenses recorded in Commercial Banking, Regional Banking and Asset Management line-of-businesses 3 Includes WSS equivalent liability balances Sources: Company reports and SEC filings

TS - continued margin improvement Revenue Expense Pretax income Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2005 4937 2843 2137 2006 5242 2963 2309 TS firmwide financial results ($mm) +6% +8% TS firmwide Overhead Ratio +4%

Paper Electronic & Card Trade & Logistics Balance & Liquidity Total TS Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 East 0.02 0.03 0.06 0.1 0.06 TS - solid growth led by liquidity and trade 2005-2006 TS firmwide product revenue growth 6% YoY TS firmwide revenue growth

Spread Line 2 Line 3 DDA/NIB Interest Bearing Sweeps Foreign Deposits Stack 5 Stack 6 Stack 7 Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2004 0.0164 48998.08061 38089.41939 26102.75 14081.75 2005 0.0156 48346 45979 30930 14323.92582 2006 0.0143 46056 54446 41344 20174.47623 TS - high growth with changing mix 2004-2006 TS firmwide balance growth ($B) CAGR 13% $140 $162 $127 Foreign Deposits Sweeps Interest Bearing DDA/NIB

Electronic and Card RANK ACH Debit originations #1 Credit originations #1 USD Fedwire #1 CHIPS #1 Book #1 Cards Purchasing Card (Transaction $) #1 Payroll Cards #1 Paper Check Clearing (Total Volume) #2 Controlled Disbursement (Checks Paid) #2 Retail Lockbox (Remittances) #2 Wholesale Lockbox (Remittances) #2 Liquidity Sweep Accounts (Avg Daily Balances) #1 TS - market leader Source: 2006 Ernst & Young Cash Management Services Study - Product Ranking Report #1 in electronic products - fastest growing segment #1 in USD Treasury clearing & commercial payments globally ('03-'05) Source: FI Metrix

TS -international franchise key to future growth Americas 4224 EMEA 706 APAC 313 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Total firmwide revenue - $5.2B TS firmwide revenue by region - 2006 TS firmwide revenue growth by region - '06 vs '05 Column 1 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Americas 0.03 EMEA 0.26 APAC 0.12

19 offices 17 countries Key capabilities: Cross Border Clearing/Trade, FX, In- country Corporate Cash, Liquidity, Card Treasury Services global capabilities and presence EMEA North America APAC Latin America 6 offices 3 countries Key capabilities: USD and Multi- currency Cash Mgmt. Services, Offshore Liquidity, Trade, and Vastera 17 offices 14 countries Key capabilities: Cross Border Clearing/Trade, FX, In-country Corporate Cash Man, Liquidity, Card Global awards (selection) 39 states 73 metropolitan areas Key capabilities: ACH, Clearing, Trade, Image, Vastera INTERNATIONAL CASH MANAGEMENT AWARDS 2006 Best Trade Services Provider (06, 05, 04, 03) Deal of the Year (06) Best Trade Services provider (06, 05) Seven #1 positions in 06 Best Liquidity Solution Provider (07, 06, 05, 04) Best Trade Solutions Bank (06, 05, 04) Best Trade Structured Solution (07)

TS - winning in the marketplace Core Cash Management Duke Energy Lockbox, ACH, bill printing 22.8mm bills printed Electronic Payments NY Department of Labor Unemployment Insurance EFS, Debit Card, ACH 220,000 cards issued in first month 400,000 currently active Trade & Logistics Global Communications equipment manufacturer Supply chain logistics Over $1B in goods processed Pan-Asian Cash Management Multi-national Corporation Collections & disbursements, FX, Liquidity & investments, Global client access Spans 13 Asian countries, 11 languages, 7 time zones, 14 currencies

TS - market leadership Awards Best overall bank for Cash Management in North America - Global Finance, 2006 Best Cash Management Specialist - The Asset, 2006 Best ECA Trade Solution Bank - The Asset, 2006 Best Liquidity solution provider - The Asset, 2006 Best Trade Services Provider - Trade and Forfaiting Review, 2006 #1 overall service in Asia - Euromoney, 2006 #1 Non-indigenous Euro Clearer - German RTGS system, 2006 #1 in Implementation of SEPA - Euromoney, 2006 JPMorgan Chase Vastera named One of "100 Great Supply Chain Partners" - Global Logistics and Supply Chain Strategies, 2006 #1 ACH items originated - NACHA, 2006 #1 CHIPS, FedWire & Book Transfers - Ernst & Young, 2006 #1 Sweep Accounts, Average Daily Balances - Ernst & Young, 2006

TS - completing the merger; end in sight Much accomplished in 2006 Exceeded merger save targets Completed all scheduled milestones and systems conversion Executed site and data center consolidations Last major milestone 3Q07 Tri-State wholesale DDA conversion

TSS performance targets: growth and efficiency How we get there Performance target 35% pretax margin Strive to achieve by end of 2007 Invest in high-margin/ high-growth areas International markets Alternative Investment Services Migration from paper to electronic payments Client diversification and penetration Global Corporate Banking Chase Commercial Bank (Middle Market) & Business Banking Improve efficiency, productivity and client experience

BRIC GDP G6 GDP Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2005 4 28 2015 10 32 2025 20 40 2035 38 48 2045 68 58 Growing importance of international North America South America Western Europe Central & Eastern Europe APAC Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 2000 381 98 723 9 155 2004 102 68 223 35 147 2009 129 204 114 98 376 Source: UNCTAD Foreign direct investments (FDI) inflows (U.S. $B) -11% CAGR -19% CAGR 10% CAGR Faster growth in most products Higher margins Growth of BRIC economies Higher growth of trade and payments within regions Increasing global market interaction Forecast GDP in BRIC and G6 Source: UNCTAD

International expansion - what we are doing Source: GDW Data 31st Dec 2005, IMF Current locations Key: TSS locations Mature Emerging Key: Market Type Additional sales & coverage Footprint and operational efficiencies Mature Markets Emerging Wholesale branches Local infrastructure Local language capabilities Sales & coverage Trade windows Market entry / capability expansion Key: TSS Priority

Percentage of funds which expect to increase/decrease asset class allocations - next 3 years1 Why invest in Alternative Investment Services? Increase Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Passive Domestic Equity -0.16 Active Domestic Equity -0.11 Fixed Income -0.05 Active International Equity 0.11 Equity Real Estate 0.25 Hedge Funds 0.3 Private Equity 0.39 Hedge funds are fastest growing investor segment (23% CAGR)2 1Source: Greenwich Associates - IAM Market Dynamics Report. 2Source: HFR database; CAGR for 2001 through 2008E Funds %

Migrating from a custodian to an asset servicer Integrate Transfer Agency in U.S. Continue to enhance reporting for new products Roll-out product Internationally Developing best-in-class technology platforms Leveraging firmwide expertise and relationships Alternative investments - what we are doing Hedge Fund Services Private Equity Fund Services Leveraged Loan Services OTC Derivatives

Product development and promotion: Check Deposits, e.g., Image Capture Disbursements, e.g., Purchasing Card Automated Clearing House (ACH), e.g., Accounts Receivable Conversion Wholesale Lockbox, e.g., Receivables Edge Paper to electronic - what we are doing Breakdown of payment volumes 2005 Breakdown of payment volumes 2006 Electronic 0.48 Paper 0.52 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Electronic 0.41 Paper 0.59 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16

Stellar client franchise - opportunities abound 2006 Client mix Financial Institutions 0.42 Large Corporate 0.2 Mid Corp, Mid Market & Small Business 0.22 Public Sector 0.16 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Financial Institutions remain core strength Increase share of wallet with Large Corporates via Global Corporate Bank Middle Market significant source of growth Opportunities emerging with endowments / foundations and international public sector Key insights

Global Corporate Banking - focused coverage IB TSS AM Global Corporate Bank Americas 39 EMEA 16 APAC 19 # of Bankers Key Segments Consumer / Health / Retail Energy FIG Industrials Latin America Telecom / Media / Tech Transportation / Paper & Bldg Broker Dealer Key opportunities Leverage universal bank model Increase share of wallet Improve number of products per customer Improve client experience Global Corporate Banking model

Core Cash TEPC Balance Mgmt Other Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2004 486.9 216.8 1028.2 124.7 2005 544.4 229.2 1177.6 115.4 2006 592.1 255.6 1286 109 80 Middle Market expansion 2004-2006 TS Middle Market growth ($B) Growth initiatives Increase prospect conversion Improve coverage model and productivity of CB Bankers and TS Sales Market global capabilities Tailor product to Middle Market client Increase focus on Business Banking product and sales $1.9 $2.1 $2.2 CAGR 8% Note: TEPC indicates Trade, E-Payables and Commercial Cards

How we get there - efficiency & productivity Operations examples Re-engineer and improve processes Leverage operational utilities Improve straight-through processing rates Global sourcing in low cost locations $200-300mm+1 Technology examples Improve vendor management Increase efficiency of production support Reduce contractor costs Consolidate data centers Reduce infrastructure costs 1 2-3 year pretax income impact

How we get there - efficiency & productivity Client Service examples Site consolidation Global sourcing in low-cost locations Re-engineering and process improvement Implement tools to automate manual processes Reduce on-boarding time $40-60mm1 1 2-3 year pretax income impact

TSS - opportunities abound but... Absolute level of interest rates Shape of the yield curve Liability balance mix Securities lending spreads FX volatility Equity markets levels Competition and price compression Productivity agenda ....impact timing

In summary, we have to... Expand internationally Execute on new coverage models Global Corporate Bank Cross-TSS customer segments Increase penetration of key client segments and grow share of wallet Aggressively manage pricing and expenses in commoditizing products Focus on new product innovation and sales of higher margin products Execute Bank of New York transition and Tri-State conversion

Todd Maclin, CEO M A R C H 6 , 2 0 0 7 C O M M E R C I A L B A N K I N G

Organizational structure Chase Capital Corp Mezzanine financing Business Credit Asset-based financing Over 30,000 clients and 70,000 middle market prospects Highly granular and diversified loan portfolio CHASE COMMERCIAL BANKING Commercial Real Estate Project finance for investors/developers Middle Market Banking $10 million to $500 million in annual sales Mid-Corporate Banking $500 million to $2 billion in annual sales Equipment Leasing Financing for aircraft, machinery, and other equipment

OH UT WI AZ CO KY LA MI OK FL WV IL IN NY TX VT AL AR CA CT DE GA ID IA KS ME MD MA MN MS MO MT NE NV NH NJ NM NC ND AZ CO KY LA MI OK OR PA RI SC SD TN IL IN NY TX VA WA FL WV OH UT WI WY San Francisco Los Angeles San Diego Boston Philadelphia Atlanta St. Louis Minneapolis Pittsburgh Toronto UK Des Moines Orlando Charlotte Washington, DC Commercial Banking footprint Presence in 14 of the 15 top MSAs #1 in 5 states with average market penetration of 48% 15 out-of-footprint offices (4 added during 2006) Source: Market penetration from SRBI Footprint Study 2005

2006 Performance Financial results ($mm) 2006 Highlights Record revenue of $3.8B 65% of revenue is non-lending Double-digit loan and liability balance growth Record gross IB revenue of $716MM, up 30% YoY Surpassed 50% overhead target - 4Q06 at 48% 8 consecutive quarters of loan growth and NPL ratio below 1% #2 Large Middle Market Lender3 #2 Traditional Middle Market Lender3 #2 Asset-Based Lender3 1 Reflects allocated capital of $3.4B in 2005 and $5.7B in 2006 2 Includes deposits and deposits swept to on-balance sheet liabilities 3 Loan Pricing Corp 12/31/06; FY2006 results.

Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2006 0.09 0.07 4Q06 0.11 0.1 Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2006 0.09 0.05 4Q06 0.22 0.18 Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2006 0.02 -0.02 4Q06 0.09 0.02 Strong competitive position 1 All growth rates are YoY 2 Operating Leverage is defined as YoY growth rate in revenue less YoY growth rate in expenses 3 Peer median includes comparable commercial segments at BAC, C, CMA, FITB, NCC, PNC, STI, USB, WB, WFC, ZION; acquisitions impacted the YoY results for PNC, WB, WFC and ZION Revenue growth1 Operating leverage2 Chase CB Peer Median3 Noninterest revenue growth1

Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2006 0.11 0.09 4Q06 0.15 0.04 Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2006 0.11 0.11 4Q06 0.15 0.08 Strong competitive position in 2006 1 In 4Q06, BNY transaction added $2.3B in loans and $1.2B in liability balances 2 All growth rates are YoY 3 Peer median includes comparable commercial segments at BAC, C, CMA, FITB, NCC, PNC, STI, USB, WB, WFC, ZION; acquisitions impacted the YoY results for PNC, WB, WFC and ZION Loan growth1,2 Liability balance growth1,2 Loan/deposit ratio Chase CB Peer Median3

Strong competitive position 1 NPL - Nonperforming Loans 2 Peer median includes comparable commercial segments at BAC, C, CMA, FITB, NCC, PNC, STI, USB, WB, WFC, ZION; acquisitions impacted the YoY results for PNC, WB, WFC and ZION Net charge-off ratio (bps) NPL/loans ratio1 (bps) Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2006 5 12 4Q06 11 25 Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2006 23 50 4Q06 21 45 Chase CB Peer Median2

Last year's goal Since last year's Investor Day... Increase market share Improved market share in Syndications, High Yield Debt, Equity & Equity-Related and M&A1 Expanded client coverage in out-of-footprint markets Grew TS product revenue by 9% Raise cross-sell penetration Gross Investment Banking revenue up 30% Treasury Services revenue up 9% Enhance product and sales training Increase prospect conversion velocity Converted 800 prospects to clients Won 70% of deals pitched Targeted sales effort to accelerate client acquisition 1 Thomson Financial - Data is based on companies with annual sales of $100mm to $2.5B Sales training for all bankers and line managers Intensive TS and IB product training for all bankers Our 2006 performance

Last year's goal Our 2006 Performance Since last year's Investor Day... Manage credit to outperform peers Net charge-off ratio of 0.05%, under the peer median of 0.12% Over $3B in managed exits Maximize use of client information and market intelligence Leveraging market research to make business decisions Enhancing banker tools for sales process Delegated prospect model pilot Strengthen workforce through diversity efforts Overhead ratio of 50% Integrated Bank of New York Middle Market and Real Estate businesses Reorganized Real Estate segment Created Chase Capital Corp 4Q06 overhead ratio of 48% And... Increased representation of women and people of color in senior roles Retained 95% of top-rated diverse talent Conducted leadership training for senior and middle management

Overhead ratio trend New performance target: 45% overhead ratio Q1 Q2 Q3 Q4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2004 55 55 2005 53 53 2006 55 52 54 48 Target 45 45 Overhead target of 45% will require both revenue growth and expense discipline Manage expense: reinvest expense efficiencies in front-line Strive to achieve in 2008 2004 2005 1Q 2Q 3Q 4Q Target 2006

Achieving our target: 2007 priorities Deepen client relationships Expand market share Enhance product and service offerings Opportunistically invest as credit markets tighten Actively manage credit exposure Continue to raise the bar on talent development and performance measurement Maintain the momentum Optimize the value of differentiation

Deepen client relationships: deliver the firm Lending Core Cash Mgmt Investment Banking Regional bank competitors Treasury Services Products Custody & Fiduciary Retail & Credit Cards JPMC product capabilities Alternative Financing Int'l TS

Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2005 2062 2006 2220 Broad platform of cash management capabilities High penetration of client base 62% of clients broadly leverage TS Opportunity to cross-sell more TS products to 38% of clients Deepen client relationships: Treasury Services 9% TS revenue ($B) Liquidity 1287 Product 945 Slice 4 Slice 5 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 $2.1 $2.2 2006 TS revenue composition

Column 1 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2005 552 2006 716 Deepen client relationships: Investment Banking Gross IB revenue ($mm) World-class investment banking platform Nearly doubled number of first-time IB product users in 2006 Opportunity: only 1,000 clients fully leverage our IB platform today 30%

Deepen client relationships: International Middle Market int'l revenue ($mm) World-class international platform 15-20% of commercial clients require international capabilities Approximately 1,200 of our clients utilize our international platform today, double the number from last year 2007 expansion Leverage multi-currency platform in Europe Expand coverage to India, Singapore Add headcount to keep pace with growth Enhance online FX Column 1 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2005 37 2006 60 62%

Increasing prospect conversion velocity Targeted sales effort to accelerate client acquisition Implemented tools, scorecard, incentive programs and marketing initiatives Have over 70,000 Middle Market prospects Active measurement drives results Over the last 12 months: Expand market share: prospect conversion

$10-$50MM 121645 $50-500MM 34685 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Aligned with Business Banking (RFS) to fully cover market Streamlined credit approval process Targeted products and services to meet client needs Focused marketing efforts Middle market companies by size1 1 Source: Dunn and Bradstreet; based on annual sales 22% 78% Expand market share: $10-50mm segment Over 120,000 companies Over 50,000 in our footprint 37% penetration in our footprint, lead bank for one- third of companies $10-50mm segment facts

Product innovation is changing commercial bank landscape Cutting edge solutions and online capabilities improve margin Commercial card Image cash letter IDD Technology enhancements simplify customer banking processes Continual focus to improve on-boarding, service, and overall customer satisfaction Enhance product & service offerings: Treasury Services

Rapidly changing landscape of capital providers World-class JPMC relationships with alternative capital sources Scale and expertise to serve as a principal Established Chase Capital Corporation Alternative sources of financing for middle market companies: Mezzanine Second lien Preferred equity Strong deal pipeline from existing customers/prospect base Investing to broaden our private placement capabilities Opportunistically invest as credit markets tighten The environment Our response

Diverse, granular portfolio Maintain high credit standards despite aggressive competition Lowest real estate concentration among commercial banking peers Dynamic portfolio management Over $3B in managed exits Actively manage credit exposure West & Southwest 0.32 Northeast 0.18 Illinois 0.16 Michigan 0.08 Ohio 0.08 Wisconsin 0.08 Indiana 0.06 Kentucky 0.04 2006 Middle Market loans by geography 2006 CB loans by industry 1 Other diversified includes various industries with less than 3% concentration

Continue to raise the bar: talent development & performance measurement Hiring and training Product and sales training for bankers Service professional training Strong Chase brand creates front-line hiring momentum Inclusive diverse workplace Management accountability New and improved National Banker Scorecard Measured by banker and market Tracks calling, conversions, expanded and lost business, and pipeline

Conclusions & takeaways Maintain the momentum from 2006 Deepen customer relationships and increase prospect conversion velocity Deliver the message of differentiation Manage through 2007 headwinds Inverted yield curve Deteriorating credit cycle Loan spread compression Shift to lower margin liability products 2007 Outlook Business growth with competitive environment and rate pressure Credit costs moving toward more normal levels

R E T A I L F I N A N C I A L S E R V I C E S Charlie Scharf, CEO M A R C H 6 , 2 0 0 7

Agenda 2006 results Business updates & priorities Performance targets & 2007 outlook

Financial results ($mm) Items impacting YoY variance Portfolio losses of $215mm in 2006 & $150mm in 2005 MSR model adjustment Katrina special reserve in 2005 Bank of New York acquisition Sale of insurance business RFS 2006 performance 1Return on Tangible Common Equity is defined as return on common stockholders' equity net of goodwill and core deposit intangibles

Regional Banking Good results through difficult environment Mortgage Banking Competitive production environment Disappointing servicing results Auto Finance Good progress, great credit 2006 Segment performance Segment results ($mm) Segment summary 1Return on Tangible Common Equity is defined as return on common stockholders' equity net of goodwill and core deposit intangibles

Move towards targeted returns and margin Achieve reasonable revenue growth Always make necessary long term investments Manage risks and returns through all economic environments Financial priorities

Home Lending - integral part of JPMC Home Lending Salesforce management Operations Servicing Collections IB Partnership Product development Pricing Sell or hold decision Distribution 2,459 Loan Officers Direct Channels Telephone Direct mail Internet Broker Correspondent 60% of production 3,079 Bank Branches 20% of production 33% of HE balances 20% of production Regional Banking Home Equity portfolio Sub-prime portfolio JPM investment portfolio Prime Mortgage Mortgage Bank P&L Production Servicing Investment Bank Distribution profit Note: Excludes CNT Flow

Home Lending - 2006 priorities Deeper understanding of MSR asset Upgrading infrastructure Move toward high-margin products Grow purchase market share Reduce excess expense

Home Lending - upgrading infrastructure 2008 & beyond 2007 2H06 1H06 Mortgage Home Equity Servicing Loan delivery system (capital markets) Trade management system (capital markets) Marketing analytics tool Retail loan origination system Wholesale loan origination system Wholesale loan origination system Customized pre- approved HE offering in branches Retail loan origination system BNY platform consolidation Mortgage servicing platform Blackberry origination access Operational data store

Home Lending - Mortgage Banking Production revenue 1 Includes sub-prime mortgage loans transferred to Regional Banking In 2006, 31% of production came from "high-margin" loans vs. 22% in 2005 (high-margin loans include Alt-A, sub-prime and government loans)

Mortgages sold to or jointly originated with Investment Bank Capital markets integration End-to-end economics Product expansion Home Lending - Investment Bank partnership

Home Lending Potential firmwide opportunity Earnings potential is significant to JPMC

Home Lending priorities Long-term importance of Home Lending Mortgage Home Equity Prime Sub-prime Leverage all parts of JPMC Improve underlying infrastructure Achieve best-in-class cost structure Grow share through difficult industry environments

Avg. Volume ROA Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 2003 33.96 0.0054 2004 26.26 0.0052 2005 18.14 0.005 2006 19.31 0.0077 Auto Finance Focus on returns over growth Transition from super prime to full spectrum lender % of Production 2006 2005 Prime 74% 84% Near Prime 17% 10% Sub-prime 9% 6% Production volume & ROA trends Net income and ROE trends Net Income ROE Line 4 Line 5 Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 2002 321 2003 331 0.13 2004 319 0.14 2005 267 0.1 2006 345 0.15 2007B 337 0.15

Retrofit/Rebrand Reduce excess expense Growth Core checking accounts Cross-sell Home Lending Investments Credit Card While managing margin through the rate cycle Build out salesforce Tri-state conversion Open 150 - 200 new branches Regional Banking - 2006 priorities

Adding sales specialists and bankers in new & existing branches Loan officers Investment sales reps Business bankers Optimizing support staff in the branches Approximately 13% reduction in same-store tellers since 12/31/04 Priorities - salesforce growth Quarterly trend 9/30/2004 12/31/2004 3/31/2005 6/30/2005 9/30/2005 12/31/2005 3/31/2006 6/30/2006 9/30/2006 12/31/2006 Stack 14 Stack 15 Stack 16 Personal Bankers 5744 5750 5798 6258 6719 7067 7019 7260 7484 7573 Investment Sales Reps. 1393 1364 1352 1422 1478 1449 1455 1449 1490 Small Business Relationship Managers 572 579 710 716 744 769 767 787 809 Loan Officers 525 695 784 849 895 996 1096 1140 1172 Sales Specialists 2490 2638 2846 2987 3117 3214 3318 3376 3471 3614 33%

Heritage Bank One Heritage Chase Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 1Q00 5153 2Q00 5109 3Q00 5044 4Q00 4982 1Q01 4938 2Q01 4917 3Q01 4903 4Q01 4872 1Q02 4820 2Q02 4803 3Q02 4811 4Q02 4846 2382 1Q03 4886 2368 2Q03 4987 2364 3Q03 5116 2356 4Q03 5231 2337 1Q04 5346 2332 2Q04 5482 2347 3Q04 5631 2378 4Q04 5712 2402 1Q05 5805 2428 2Q05 5946 2485 3Q05 6093 2541 4Q05 6208 2567 1Q06 6280 2606 2Q06 6330 2673 3Q06 6460 2745 4Q06 Priorities - growing customer base organically Changed compensation Extended hours Updated products Sales campaigns Competitive pricing Added & refurbished branches & ATMs Added salesforce Improved technology Sales and service Total checking accounts Actions taken Bank of New York account growth has been flat

2005 2006 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 combined 23585 24499 mortgage prodn 6237 7974 home equity 17348 16525 2003 2004 2005 2006 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 319531 408794 662928 1152166 2003 2004 2005 2006 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 10182 10811 11144 14882 Priorities - growth in cross-sell Mortgage & Home Equity sales ($B) Credit cards (# units in 000s) Highlights Investment sales ($mm) 34% 74% 4% Deepening customer relationship Same store production: Credit card sales up 52% Mortgage sales up 17% Investment sales up 31%

Managing margin through the cycle Line 1 Line 2 Line 3 Checking Savings Time Stack 5 Stack 6 Stack 7 Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 1Q05 2Q05 3Q05 2089 61 87.1 26.3 4Q05 2101 61.7 87.8 28.1 2005 8531 61.7 87.5 26.1 1Q06 2220 63 89.3 32.4 2Q06 2212 62.6 89.8 35.4 3Q06 2107 60.3 88.1 39 4Q06 2229 65.5 92.2 43 2006 8768 62.8 89.9 37.5 Regional Banking - deposit mix and margin 1 Deposit growth rate excludes Bank of New York balances 2 2006 Deposit mix includes Bank of New York balances 3 Account growth includes Bank of New York Checking Savings Time 7%1 2

Checking Time Savings Total Deposits Total Lending Total Deposits and Loans Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 3Q05 0.0426 0.0083 0.023 0.0276 0.0203 0.0243 4Q05 0.043 0.0078 0.0228 0.0274 0.0202 0.0241 1Q06 0.0434 0.008 0.0226 0.0271 0.024 0.0257 2Q06 0.0446 0.0087 0.0237 0.0278 0.0212 0.0248 3Q06 0.0452 0.0087 0.0233 0.0273 0.0203 0.0241 4Q06 0.0273 Managing deposit margin Manage customer dollars in total to optimize economics as balances shift between investment alternatives Actively introduce new products to meet changing customer needs CD-only households and balances are consistent with prior year levels Narrower product spreads are creating ongoing pressure Market-based pricing Competitive in markets where appropriate Deposit spread

Retrofit/Rebrand Reduce excess expense Growth Core checking accounts Cross-sell Home Lending Investment sales Credit card While managing margin through the rate cycle Build out salesforce Tri-State conversion Open 150 -200 new branches Regional Banking - 2006 priorities To do Added over 900 salespeople Added 125 branches & BNY (339) Checking accounts grew 14% Branch cross-sell Home Lending grew 4% Investment sales grew 34% Credit cards grew 74% Completed Bank One rebranding Completed merger saves Completed on 9/16/2006 Completed

Cumulative number of builds Line 2 Line 3 Number of builds Stack 2 Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 1-6 0.01 1 7-12 0.12 21 13-18 0.41 52 19-24 0.78 68 25-30 0.95 30 31-36 1 9 37-48 49-60 Priorities - new branches profitability Breakeven Target 18-24 months Payback Line 1 Line 2 Line 3 Stack 1 Stack 2 Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 1-6 0 0 7-12 0 0 13-18 0.07 4 19-24 0.29 13 25-30 0.48 11 31-36 0.71 13 37-42 0.88 10 43-48 0.97 5 49-54 1 2 Target 36 months Total portfolio - more than 50% are less than 2 years old Track branches on vintage basis - each vintage shows improvement New build P&L: Revenue excludes: Private Client Services Private Banking Middle Market Transfers-in of existing customer relationships Expense includes: Branch salaries, benefits, and incentives Real estate and/or lease expense Fraud/operating losses Technology (phones, PCs, etc) Incremental product costs

Priorities - new branches profitability Pretax profits on new builds New build pretax impact 2004 - $(36)mm 2005 - $(33)mm 2006 - $(40)mm Revenue Expenses Pretax Impact Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 1Q03 2 8 -6 2Q03 4 10 -7 3Q03 5 13 -7 4Q03 7 14 -7 2004 61 97 -36 1Q04 9 17 -8 2Q04 13 22 -10 3Q04 17 27 -10 4Q04 22 31 -8 2005 152 186 -33 1Q05 28 40 -11 2Q05 35 42 -7 3Q05 41 47 -6 4Q05 48 57 -9 2006 309 349 -40 1Q06 59 81 -21 2Q06 74 83 -10 3Q06 83 90 -7 4Q06 93 95 -2 2007E 545 478 67 1Q07B 109 106 3 2Q07B 126 114 12 3Q07B 145 125 20 4Q07B 165 133 32 Expense increase 2004 to 2005 - $89mm 2005 to 2006 - $163mm Non-deposit related revenue contributes 15% for mature branches, while it contributes 25% for a new branch

Bank of New York integration schedule Extend branch hours Training System conversions Sales campaigns Retrofit 1Q07 Branch P&L roll-out Sales management processes Branch consolidations begin 3Q07 Job family mapping Salesforce growth Rebranding Credit card/Debit card reissue Compensation changes 2Q07

Bank of New York opportunity Average branch comparisons Note: Bank of New York reflects 4Q annualized for comparison purposes

Bank of New York conversion Systems Merger integration Retrofit/Rebrand Reduce excess expense Growth Core checking accounts Cross-sell Home Lending Investments Credit card Build out salesforce Open 125 - 150 new branches Regional Banking - 2007 priorities Constantly improving execution While managing margin through the rate cycle Segment focus Entry level consumer Mass market Affluent Students Multi-cultural Customer service Added priorities

1 Includes, beginning in 4Q06, a minimal amount of sub-prime home equity loans and lines of credit, which had been previously included in sub-prime mortgage; the through-the-cycle net charge-off rate has been modified to reflect the additional loans and lines of credit Comments on credit Net charge-off rates by business Allowance for loan losses/loans 12/31/06 Retail Financial Services 0.77% ($mm) 2006 2005 Net charge-offs $576 $572 Change in allowance for credit losses (15) 152 Credit costs $561 $724

Consumer 30-day delinquency trends Line 1 Line 2 Line 3 Line 4 Line 5 Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 1/1/2005 0.0209 2/1/2005 0.0245 3/1/2005 0.0228 4/1/2005 0.022 5/1/2005 0.0211 6/1/2005 0.0215 7/1/2005 0.0242 8/1/2005 0.0246 9/1/2005 0.0248 10/1/2005 0.0287 11/1/2005 0.0325 12/1/2005 0.0338 1/6/2006 0.0343 2/6/2006 0.035 3/6/2006 0.031 4/6/2006 0.0314 5/6/2006 0.0325 6/6/2006 0.0344 7/6/2006 0.0375 8/6/2006 0.0394 9/6/2006 0.0448 10/1/2006 0.0441 11/1/2006 0.0557 12/1/2006 0.0727 1/1/2007 0.0719 Line 1 Line 2 Line 3 Line 4 Line 5 Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 1/1/2005 0.0087 2/1/2005 0.0088 3/1/2005 0.0081 4/1/2005 0.0077 5/1/2005 0.0076 6/1/2005 0.0076 7/1/2005 0.0062 8/1/2005 0.0062 9/1/2005 0.0057 10/1/2005 0.0067 11/1/2005 0.0076 12/1/2005 0.0077 1/6/2006 0.0077 2/6/2006 0.0078 3/6/2006 0.0073 4/6/2006 0.0069 5/6/2006 0.0063 6/6/2006 0.0066 7/6/2006 0.0065 8/6/2006 0.0067 9/6/2006 0.0069 10/1/2006 0.0069 11/1/2006 0.0074 12/1/2006 0.0074 1/1/2007 0.0079 Sub-prime mortgage Prime mortgage1 Prime and sub-prime auto Note: Owned Portfolio basis 1 Delinquency rate excludes government guaranteed mortgages Line 1 Line 2 Line 3 Line 4 Line 5 Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 1/1/2005 0.0124 2/1/2005 0.0122 3/1/2005 0.0112 4/1/2005 0.0108 5/1/2005 0.0106 6/1/2005 0.0108 7/1/2005 0.0112 8/1/2005 0.0107 9/1/2005 0.0111 10/1/2005 0.0115 11/1/2005 0.0122 12/1/2005 0.0124 1/6/2006 0.0119 2/6/2006 0.0115 3/6/2006 0.0104 4/6/2006 0.0106 5/6/2006 0.0103 6/6/2006 0.0104 7/6/2006 0.0103 8/6/2006 0.0104 9/6/2006 0.0109 10/1/2006 0.0106 11/1/2006 0.011 12/1/2006 0.0119 1/1/2007 0.0115 Home equity Prime Sub-prime Line 3 Line 4 Line 5 Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 1/1/2005 0.0125 0.0485 2/1/2005 0.0113 0.0341 3/1/2005 0.0116 0.0327 4/1/2005 0.0109 0.0297 5/1/2005 0.0123 0.033 6/1/2005 0.0118 0.0291 7/1/2005 0.0121 0.0359 8/1/2005 0.0116 0.0352 9/1/2005 0.0124 0.0377 10/1/2005 0.0132 0.0447 11/1/2005 0.0131 0.0389 12/1/2005 0.0142 0.0466 1/6/2006 0.0136 0.0372 2/6/2006 0.0122 0.0244 3/6/2006 0.0119 0.0232 4/6/2006 0.0123 0.0227 5/6/2006 0.0129 0.0293 6/6/2006 0.0126 0.0235 7/6/2006 0.0144 0.0338 8/6/2006 0.0136 0.0375 9/6/2006 0.0144 0.0335 10/1/2006 0.0149 0.0449 11/1/2006 0.0148 0.0386 12/1/2006 0.0159 0.0523 1/1/2007 0.0149 0.0398

Total Portfolio Prime 347 Sub-Prime 23 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Consumer sub-prime lending1 Operate in a limited way in sub- prime space Established limits for Auto, Card and Real Estate which are reviewed annually Mortgage is the majority of sub- prime portfolio, but exposure is being reduced Sold most of 2006 sub-prime vintage production 4Q06 sub-prime mortgage portfolio of $13.2B includes $4.5B of loans classified as held- for-sale; expected to be sold in 1H07 1 Designated as sub-prime at origination 2 Includes $153B of managed credit card loans and $214B of owned retail loans 3 Includes $144B of managed credit card loans and $206B of owned retail loans 4 Includes $4.5B of loans classified as held-for-sale 5 Includes $4.3B of loans classified as held-for-sale 1st Qtr Mortgage 16.3 Auto 2.3 Credit Card 2.9 Home equity 1.3 Company E 20 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 3rd Quarter Prime 347 Sub-Prime 23 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Fourth quarter 2006 EOP outstandings Third quarter 2006 EOP outstandings 4th Qtr Mortgage 13.2 Auto 2.4 Credit Card 3 Home equity 1.5 Company E 20 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Total Portfolio2 - $367B Sub-prime Portfolio - $20B Total Portfolio3 - $350B Sub-prime Portfolio - $23B 5 4

Home Equity Risk Profile $21B of higher risk home equity portfolio, or 10% of total retail portfolio The highest risk segment with FICO scores below 650 and LTV's greater than 90% is only 2% of the home equity portfolio 1 $85.7B in outstandings includes both Prime ($84.2B) and Sub- Prime ($1.5B) loans and lines of credit as of 12/31/06; FICO scores and LTVs at origination Home Equity as of year-end 20061 Higher-Risk Assets

Sub-Prime Mortgage Risk Profile 1 Total owned Sub-Prime Mortgage portfolio is $13.2 billion (includes HFS loans of $4.5B) as of 12/31/06; FICO scores and LTVs at origination Sub-Prime Mortgage as of year-end 20061 Higher-Risk Assets Sub-prime mortgage loss severities have begun to increase and 2006 vintage delinquency is higher than 2005 and 2004 at similar loan ages $5B of higher-risk sub-prime mortgage, or 2% of total retail portfolio The highest risk segment with FICO scores below 600 and LTV's greater than 90% is only 2% of the sub-prime mortgage portfolio No negative amortization mortgages, option ARMs or 50- year products

Retail Financial Services - roadmap to target ROE 2006 Reported ROE Invisible Portfolio Losses BNY Mortgage Banking to 20% Target ROE MSR BNY LLR 4Q06 Annualized 0.18 0.18 0.063 Target 0.243 0.037 Mortgage portfolio losses 3.3% Mortgage Banking to 20% ROE 1.3% Bank of New York 1.2% New builds 0.5% 6.3% 28 - 30% 24.3% 18% $600mm after-tax earnings Regional Banking 10% earnings growth Auto Finance 10% earnings growth Mortgage Banking at 30% ROE or one additional year of Regional Banking growth To offset negative 2% Bank of New York drag

Performance targets and 2007 outlook Performance targets 2007 outlook Retail Financial Services 28-30% ROE with volatility Strive to achieve by end of 2007 50% Overhead Ratio (excl. CDI) Pressure from ramp-up in new builds Regional Banking - 50% overhead ratio (excl. CDI) Mortgage Banking - 20%-30% ROE Auto Finance - 15% ROE Net interest income up slightly from 4Q run-rate with balance growth offset by margin pressure Noninterest revenue up from 4Q run-rate (adjusted for portfolio repositioning) driven by improved mortgage results and higher branch production Credit costs trend to more normal levels; continued weakness in sub-prime mortgage expected Slight increase in expense from 4Q level with continued investment in build-out of distribution network

Mike Cavanagh, CFO Frank Bisignano, CAO

Corporate Financial results ($mm) 1 Discontinued operations include the income statement activity of selected corporate trust businesses sold to The Bank of New York on October 1, 2006. The fourth quarter of 2006 included an after-tax gain of $622 million related to the transaction.

Private Equity Financial results ($mm) Spin off of JPMorgan Partners investment professionals completed on August 1, 2006 h-JPMP professionals continue to manage JPM investments retained on our books JPM has invested in new fund raised by h-JPMP professionals OEP remains private equity investment arm 2007 Outlook Results will be market-driven and volatile $1.3B in gains and $627mm in net income in 2006 JPMP update 1 Based on end-of-period balances Private equity portfolio PE as % of Common Equity less GW PE Portfolio ($B) 12/1/2003 0.16 9.617 12/1/2004 0.12 7.497 12/1/2005 0.1 6.176 12/1/2006 0.09 6.081 1 1

Treasury NII Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2004 -766 2005 -590 1Q06 -442 2Q06 -200 3Q06 -124 4Q06 11 Combined net loss excluding Treasury portfolio repositioning and one-time items improved from ($2.4)B in 2005 to ($750)mm in 2006 Expect combined net loss to be $50mm - $100mm per quarter in 2007 Treasury and Corporate Other Adjusted net income ($mm) Adjusted net income1 ($mm) 2007 Outlook Average Quarterly Loss Actual Quarterly Income/Loss $ millions 1 Net Income has been adjusted for the items listed in the table to the left; 2004 represents average quarterly loss for 2H04 (post-merger). Financial results ($mm)

Capital strength $ in billions Repurchased 90.7mm shares for $3.9B in 20063 1 Tangible Common Equity is defined as common stockholders' equity less identifiable intangible assets (other than MSRs) and goodwill. ROTCE is based on this calculation of TCE. TCE as used in the TCE/Managed RWA ratio, which is used for purposes of a capital strength calculation, is defined as common stockholders' equity plus a portion of junior subordinated notes (which have certain equity-like characteristics due to their subordinated and long-term nature) less identifiable intangible assets (other than MSRs) and goodwill. The latter definition of TCE is used by the firm and some analysts and creditors of the firm when analyzing the firm's capital strength. The TCE measures used in this presentation are not necessarily comparable to similarly titled measures provided by other firms due to differences in calculation methodologies. 2 ROTCE and ROE Net of Goodwill for 2005 and 2006 3 There is $5.2B remaining capacity under the $8B March 2006 Board authorization as of 12/31/06

Accounting developments

1Q07 Accounting items preview	P&L impact	Equity impact
■ FIN 48 - Uncertain taxes		~ $400mm
■ SFAS 157 - Fair value measurement		
■ EITF 02-3 nullification		~ $250mm after tax
■ Firm's nonperformance risk	Tbd	
■ Private equity	Tbd	
■ Transaction-related costs	No net impact	
■ SFAS 159 - Fair value option		
■ Retrospective elections		Tbd
■ Prospective elections	Tbd	

2007 JPMORGAN CHASE INVESTOR DAY

JPMorganChase

6

Other Corporate - Real Estate and Technology Financial results ($mm) Real estate Central Technology & Operations 1 Includes gains and losses on real estate dispositions and cost to carry Substantial reduction in expense and headcount while supporting volume growth and new business initiatives Consolidated data centers Reduced headcount by 1,900 (10%) Continued focus on infrastructure utilization and cost per FTE Net reduction of 4mm sq. ft. from 71.4mm on 12/31/05 to 67.4mm on 12/31/06 Shed 7mm sq. ft. of excess space City consolidations Pool sales Invested in 3mm additional sq. ft. to support growth/infrastructure initiatives Retail branches Acquisitions (e.g., Bank of New York) Data centers